Exhibit 99.1

Integrated Wellness Acquisition Corp Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing January 18, 2022

New York, NY, January 12, 2022 (GLOBE NEWSWIRE) – Integrated Wellness Acquisition Corp (NYSE: WEL.U) (the “Company”) announced today that, commencing January 18, 2022, holders of the units sold in the Company’s initial public offering may elect to separately trade the Company’s Class A ordinary shares and warrants included in the units. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The Class A ordinary shares and warrants that are separated will trade on the New York Stock Exchange under the symbols “WEL” and “WEL WS,” respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “WEL.U.” Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A ordinary shares and warrants.

The units were initially offered by the Company in an underwritten offering. BTIG, LLC acted as the sole bookrunner for the offering. I-Bankers Securities, Inc. acted as co-manager for the offering. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained by contacting BTIG, LLC, 5 East 55th Street, New York, NY 10022, or by email at prospectusdelivery@btig.com A registration statement relating to the securities has been filed with, and declared effective by, the U.S. Securities and Exchange Commission (the “SEC”) on December 8, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Integrated Wellness Acquisition Corp

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. While the Company may pursue an acquisition opportunity in any industry or sector, it intends to focus on businesses in the health, nutrition, fitness, wellness and beauty sectors and the products, devices, applications and technology driving growth within these verticals. The Company is led by Chief Executive Officer Steven Schapera, Chairman of the Board Antonio Varano Della Vergiliana, Chief Financial Officer James MacPherson and Chief Operating Officer Robert Quandt. The Company’s independent directors include Gael Forterre, Scott Powell and Hadrien Forterre.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph.

Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

Steven Schapera

Chief Executive Officer

Integrated Wellness Acquisition Corp

Email: investor@integratedwellnessholdings.com

Website: www.integratedwellnessholdings.com